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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                        MARCH 28, 2005 (MARCH 24, 2005)



                           NEBRASKA BOOK COMPANY, INC.
             (Exact name of registrant as specified in its charter)



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
            KANSAS                              333-48221                          47-0549819
(State or other jurisdiction of                (Commission                      (I.R.S. Employer
incorporation or organization)                 File Number)                     Identification No.)
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                             4700 SOUTH 19TH STREET
                             LINCOLN, NE 68501-0529
                    (Address of principal executive offices)



                                 (402) 421-7300
              (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))



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SECTION 4           MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

  ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

               (a) The Company's management and its Audit Committee concluded on March 24, 2005 that the Company's financial statements included in its Annual Report on Form 10-K for the fiscal year ended March 31, 2004 and included in its Quarterly Reports on Form 10-Q for the first three interim periods of the fiscal year ending March 31, 2005 should be restated to correct certain errors relating to its accounting for operating leases, and that such previously filed financial statements and related independent auditors' reports should no longer be relied upon. The Company's management has discussed this conclusion with Deloitte & Touche LLP, the Company's independent registered public accounting firm.

                    Over one hundred of the Company's bookstore facilities are party to operating leases. The Company reevaluated its accounting for these operating leases and the related useful lives for amortizing leasehold improvements following publication of a letter issued by the Office of the Chief Accountant of the U.S. Securities and Exchange Commission on February 7, 2005. Historically, the Company has used a useful life for amortization of leasehold improvements that we now believe is inconsistent with the period used for determining lease expense for certain leases. Currently, the Company plans to correct these errors, including the cumulative impact to the carrying amount of its leaseholds and the balance in deferred rents, through a restatement of its historical financial statements in its Annual Report on Form 10-K for the fiscal year ending March 31, 2005.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

  ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

               (c)  Exhibits

                    99.1 Press Release, dated as of March 28, 2005, of Nebraska Book Company, Inc.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NEBRASKA BOOK COMPANY, INC.



     Date:  March 28, 2005             /s/  Alan G. Siemek
                                       -------------------------------------
                                       Alan G. Siemek
                                       Chief Financial Officer, Senior Vice
                                       President of Finance and Administration,
                                       Treasurer and Assistant Secretary







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